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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                   EXHIBIT 10.36


AMENDMENT NUMBER 3 TO RESEARCH AND LICENSE AGREEMENT BY AND BETWEEN KOSAN BIOSCIENCES, INC., AND THE R.W. JOHNSON PHARMACEUTICAL RESEARCH INSTITUTE AND ORTHO-MCNEIL PHARMACEUTICAL, INC.


        This Amendment dated as of September 28, 2001, is made to the RESEARCH AND LICENSE AGREEMENT, made as of September 28, 1998, and amended pursuant to those certain Amendment Nos. 1 and 2 dated March 17, 2000 and August 31, 2000 (the RESEARCH AND LICENSE AGREEMENT as amended March 17, 2000 and August 31, 2000, is hereinafter called the "AGREEMENT"), by and between

        KOSAN BIOSCIENCES, INC., a corporation organized under Delaware law having its principal office at 3832 Bay Center Place, Hayward, California, 94545 (hereinafter called "KOSAN");

        ON THE ONE HAND, AND:

        ORTHO MCNEIL PHARMACEUTICAL, INCORPORATED (hereinafter called "ORTHO"), a company organized under Delaware law, having its principal office at U.S. Route 202, Raritan, New Jersey, 08869; and

        The R.W. JOHNSON PHARMACEUTICAL RESEARCH INSTITUTE (hereinafter called "RWJPRI"), a division of Ortho McNeil Pharmaceutical, Incorporated, having its principal office at U.S. Route 202, Raritan, New Jersey 08869 (ORTHO and RWJPRI hereinafter collectively called "LICENSEE")

        ON THE OTHER HAND,

WITNESSETH:

        A. WHEREAS, KOSAN and LICENSEE have entered into the AGREEMENT providing for a collaborative research drug discovery program as generally described in the RESEARCH PLAN attached thereto as Appendix A;

        B. WHEREAS, the AGREEMENT contemplated the termination of the RESEARCH PROGRAM on December 28, 2001, in the event that LICENSEE was not actively engaged in activities to progress a MACROLIDE into full clinical development as of that date;


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        C. WHEREAS, KOSAN and LICENSEE desire to extend the RESEARCH PROGRAM at least until December 28, 2002;

        NOW, THEREFORE, in consideration of the premises and the performance of the covenants herein contained, the parties agree to amend the AGREEMENT as follows:

        1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as set forth in the AGREEMENT.

        2. Extension of RESEARCH PROGRAM. The RESEARCH PROGRAM shall be continued until at least December 28, 2002, unless terminated in accordance with
Section 5, below.

        3. Current FTE RESEARCH FUNDING. In accordance with the AGREEMENT, LICENSEE is currently providing RESEARCH FUNDING, paid quarterly in advance, for KOSAN FTEs as follows: [ * ] on an annual basis for the period of December 28, 2000, to December 28, 2001, for a total of [ * ].

        4. Additional KOSAN FTE RESEARCH FUNDING. In accordance with this Amendment, LICENSEE shall provide, in addition to the current RESEARCH FUNDING, RESEARCH FUNDING for additional KOSAN FTEs (the "Additional KOSAN FTEs") as follows: [ * ] on an annual basis for the period of December 28, 2001 to December 28, 2002, for a total of [ * ]. LICENSEE shall provide RESEARCH FUNDING for the Additional KOSAN FTEs on a quarterly basis, in advance, beginning December 28, 2001. After December 28, 2001, KOSAN may elect to devote, at KOSAN's expense, up to [ * ] (the "Optional FTEs") to work on [ * ]. KOSAN shall report the activities of any Optional FTEs to the JRC, but LICENSEE shall have no obligation to provide RESEARCH FUNDING for such Optional FTEs unless [ * ] is accepted [ * ], as provided in Section 8, below, or LICENSEE extends the RESEARCH PROGRAM to March 28, 2002, as provided in Section 7, below.

        5. Termination of Additional FTE RESEARCH FUNDING. In the event that, in LICENSEE's judgment to be exercised at its sole discretion, the MACROLIDES developed in the RESEARCH PROGRAM [ * ], LICENSEE shall have the right to terminate the RESEARCH PROGRAM on September 28, 2002, and its obligations to continue to provide RESEARCH FUNDING for the Additional KOSAN FTEs shall terminate concurrently therewith, provided LICENSEE provides KOSAN written notification of LICENSEE's decision to terminate on or before June 28, 2002.

        6. Reversion of Rights to KOSAN. LICENSEE's notification of a termination of, under Section 5, above, the RESEARCH PROGRAM and the RESEARCH FUNDING for the Additional KOSAN FTEs shall be deemed to be a termination of the AGREEMENT pursuant to Section 19.2.1(i) of the AGREEMENT and shall constitute a release and reversion to KOSAN in accordance with Section 19.3.4 of the AGREEMENT of any and all of LICENSEE's rights to all MACROLIDES,


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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AROMATIC POLYKETIDES, NCEs, LICENSED COMPOUNDS, CLOSE STRUCTURAL ANALOGS, and
RESERVED COMPOUNDS.

        7. Non-Acceptance of [ * ] by November 28, 2002. In the event that LICENSEE has not accepted [ * ] as of November 28, 2002, then LICENSEE may give KOSAN a written notice prior to November 28, 2002, that it wishes to continue the RESEARCH PROGRAM for a further three (3) months to March 28, 2003, in which event LICENSEE shall provide KOSAN RESEARCH FUNDING for the Optional FTEs by reimbursing KOSAN [ * ] and shall make a RESEARCH FUNDING payment in advance for such Optional FTEs for the remainder of calendar 2002 and the three (3) month extension [ * ]. If LICENSEE does not give KOSAN the written notice as described above or if, after having given such written notice, LICENSEE has not accepted [
* ] as of March 28, 2003, the AGREEMENT shall, unless otherwise agreed, terminate pursuant to Section 19.2.1(i) of the AGREEMENT, and such termination shall constitute a release and reversion to KOSAN in accordance with Section
19.3.4 of the AGREEMENT of any and all of LICENSEE's rights to all MACROLIDES, AROMATIC POLYKETIDES, NCEs, LICENSED COMPOUNDS, CLOSE STRUCTURAL ANALOGS, and RESERVED COMPOUNDS. Termination pursuant to this Section 7 shall not obligate LICENSEE to any wind-down or other payment to KOSAN, whether pursuant to Section 19.1.2(c) of the AGREEMENT or otherwise

        8. Acceptance of [ * ]. In the event that LICENSEE has accepted [ * ] on or before December 28, 2002, then LICENSEE shall provide KOSAN RESEARCH FUNDING for the Optional FTEs by reimbursing KOSAN [ * ] and by making RESEARCH FUNDING payments in advance for such Optional FTEs until December 28, 2002, [ * ].

        9. AGREEMENT. Except as amended herein, all of the terms and conditions of the AGREEMENT shall remain in full force and effect.



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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        IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and duly executed this Amendment to the AGREEMENT on the date(s) indicated below, to be effective the day and year first above written.


For and on Behalf of KOSAN BIOSCIENCES, INC.

By:     /s/ Daniel V. Santi
        -------------------------------------------------

Name:   Daniel Santi
        -------------------------------------------------

Title:  Chief Executive
        -------------------------------------------------

Date:   10/4/2001
        -------------------------------------------------

For and on Behalf of LICENSEE

By:     /s/ Per Peterson
        -------------------------------------------------

Name:   Per A. Peterson, MD, PhD
        -------------------------------------------------

Title:  Chairman, Research & Development, Pharmaceuticals
        -------------------------------------------------

Date:   10/3/01
        -------------------------------------------------



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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